Exhibit 10.4

SUBSCRIPTION AND STOCK PURCHASE AGREEMENT
OF
IDEAL POWER CONVERTERS, INC.

NOTICE: THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

WHEREAS, Ideal Power Converters, Inc., a Texas corporation, (“IPC”) desires to acquire investment capital for the development of innovative power converters to be developed, marketed and sold in the world market; and

WHEREAS, ______________________, of ____________________________, after due diligence, holding significant assets and good business acumen, desires to invest substantial funds and acquire common stock in IPC.

THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

This Agreement is hereby made and effective on the last date executed by the parties herein, between Ideal Power Converters, Inc., a Texas corporation, hereinafter referred to as “IPC” or “Company,” and _________________, hereinafter referred to as “Investor,” on the following terms and conditions:

1. THE COMPANY AND VALUATION

1.1    Company:                              Ideal Power Converters, Inc. a Texas corporation
         Address:                                 5004 Bee Creek Road, Suite 600
        Spicewood, Texas 78669

1.2 Certificate of Formation:  Attached hereto as Exhibit A is a true, correct and complete copy of IPC’s Certificate of Formation, as amended, and as in effect on the date hereof, and no amendment thereto has been made since the date thereof. An amendment reflecting a change in the business address may be made in the future.

1.3 Bylaws:  Attached hereto as Exhibit B is a true, correct and complete copy of the bylaws of IPC, including an amendment increasing the number of Directors to four.

1.4 Current Capitalization:  Attached hereto as Exhibit C is a true, correct and complete capitalization table as of June 30, 2010 showing all authorized and outstanding securities of the Company as of the date hereof, including all stock, options, warrants and other rights of any kind, whether oral or written, to purchase or acquire securities of the Company.

1.5 Current Officers and Directors:

President and Director:     William C. Alexander
1225 Overlook Circle
Spicewood, Texas 78669

Director:                               David Breed, M.D.
1310 S College St.
Georgetown, TX 78626

Director:                               Hamo Hacopian
10375 Richmond Avenue, Suite 1515
Houston, Texas 77042
Director and
Secretary-Treasurer
And CFO:                              Charles De Tarr
7105 Valburn Drive
Austin, Texas 78731

Vice-President of
Business Development:      Paul Bundschuh
1159 Lost Creek Blvd
Austin, Texas 78746

1.6 Tax Status:

The Company is currently a C-corporation for tax purposes.

1.7 Voting Rights:

Each share of issued common stock has equal shareholder voting rights, and the voting rights of any Investor shall be treated equally with respect to any and all incremental investors.  Currently, all shareholders have no anti-dilution protection or preemptive rights, but in the event any such protection or rights are granted to any subsequent shareholder, the shares of all previously issued shares shall inure to such protection or rights.
1.8 Share Value:

For the purposes of this agreement, the fair market value of a Share is agreed to be determined at $______ per share.

2. THE INVESTOR

2.1 The Investor:
                                Name:     ____________________
Address: ____________________
                  ____________________

2.2 Investment Representations and Covenants of the Investor:

With respect to the acquisition of any of the Securities, the Investor hereby represents and warrants to the Company as follows:

2.2 (a) Experience. The Investor is capable of evaluating the merits and risks of his investment in the Company and has the capacity to protect his own interests.

2.2 (b) Investment. The Investor is acquiring the Securities for investment for his own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein.

2.2 (c) Assumption of Risk. The Investor acknowledges the investment made under this agreement is highly at risk as (1) the goals of the Company in developing new technology is speculative, (2) the marketing of the technology thereof is uncertain  (3) any income predicted may not be attained as projected, and (4) all capital invested may be lost.  Investor represents that a total loss of invested capital will not materially affect his net worth.

2.2 (d) Rule 144. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act, or unless an exemption from such registration is available. The Investor understands that the Company is not under any obligation to register any of the Securities. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act that permit limited resale of securities purchased in a private placement subject to satisfaction of certain conditions.

2.2 (e) Accredited Purchaser. Such Purchaser is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

3. STOCK PURCHASE AND SUBSCRIPTION

3.1 Consideration and Stock Description: For the consideration of ________________ __________________________ dollars ($_________.00) paid by Investor, the receipt of which is hereby acknowledged, and other covenants expressly contained herein, Ideal Power Converters, Inc., acting by and through its President, William C. Alexander, hereby sells, conveys and issues ________ shares of common stock unto said Investor, together with all rights and privileges thereto.

4. GENERAL

4.1 Assignment: The Investor may not assign this Agreement or any of its rights hereunder without the prior written consent of IPC which consent IPC may reasonably withhold should any assignment cause IPC to be in violation of any security laws or cause IPC to lose the Regulation D exemption of the Securities and Exchange Commission.   Any attempt to assign any of the rights, duties or obligations under this Agreement without such consent shall be void.

4.2 Waivers:  The waiver or failure of either party to exercise any right provided for herein shall not be deemed a waiver of any further right hereunder.  This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof and supersedes all proposals and all previous negotiations and agreements, written or oral, between the parties with respect to the subject matter hereof.

4.3 Notices: Any notice required or authorised to be given hereunder may be served personally or be sent by prepaid certified letter to the relevant party at its designated address or such other address as either party may from time to time notify to the other party hereto for this purpose in writing.  Any notice so given by such certified mail shall be deemed to have been given when actually received.

4.4 Governing Law:  This agreement shall in all respects be governed by and construed in accordance with the laws of the United States and State of Texas.  In the event of any litigation between the parties, the successful party shall be entitled to reasonable attorney fees and costs.

4.5 Authority: William C. Alexander as President of Ideal Power Converters, Inc., has all rights and authority required to enter into this Agreement on behalf of IPC and  that it has taken all requisite corporate and other action to approve the execution, delivery and performance of the Agreement, and agrees to produce to Investor evidence of such action upon reasonable request.

IN WITNESS whereof this Agreement has been signed and effective on this ___ day of ____________, 20__.

IDEAL POWER CONVERTERS, INC.

________________________________

By: William C. Alexander, President

INVESTOR

______________________________

           by:____________________________